                                                                    EXHIBIT 10.1


                             COLUMBUS REALTY TRUST
                       LONG-TERM EMPLOYEE INCENTIVE PLAN


     COLUMBUS REALTY TRUST, a Texas real estate investment trust (the "Company"), hereby establishes and adopts the following Long-Term Employee
 -------
Incentive Plan (the "Plan").
                     ----

                                   RECITALS

     WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

     WHEREAS, to further these goals, the Company has formulated the Long-Term Employee Incentive Plan to authorize the granting of incentive awards through grants of share options ("Options"), grants of Share Purchase Awards, Restricted
                          -------
Share Awards, Unrestricted Share Awards, Share Appreciation Rights, Performance Awards and Dividend Equivalent Rights (as such terms are hereafter defined) to the Company's employees and certain other individuals whose efforts are responsible for the success of the Company.

     NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1

                              PURPOSE OF THE PLAN

     1.1  PURPOSE.  The purpose of the Plan is to assist the Company in
          -------
attracting and retaining selected individuals to serve as employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company's common shares of beneficial interest, par value $.01 per share (the "Shares").
                                                                     ------
Options granted under the Plan will be either "incentive stock options" intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock
                                                 ----
options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the
                                       ------------
Plan, the term "Award" shall mean
a grant of an Option, a Share Purchase Award, a Restricted Share Award, an Unrestricted Share Award, a Share Appreciation Right, Performance Award, Dividend Equivalent Right or any other award made under the terms of the Plan.


                                   ARTICLE 2

                           SHARES SUBJECT TO AWARDS

     2.1  NUMBER OF SHARES.  Subject to the adjustment provisions of SECTION
          ----------------                                           -------
13.8 hereof, the aggregate number of Shares which may be issued under Awards
----
under the Plan, whether pursuant to Options, Share Purchase Awards, Restricted Share Awards, Unrestricted Share Awards or Performance Awards shall not exceed 1,000,000. No Awards to purchase fractional Shares shall be granted or issued under the Plan. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a Share Option granted in tandem with a Share Appreciation Right that is settled by a cash payment, such Shares may again be made the subject of an Award granted pursuant to this Plan. Awards will not reduce the number of Shares that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Share Appreciation Right that can be satisfied only by the payment of cash.

     2.2  SHARES SUBJECT TO TERMINATED AWARDS.  The Shares covered by any
          -----------------------------------
unexercised portions of terminated Options granted under Articles 4 and 5, Shares forfeited as provided in SECTION 7.2(a) and Shares subject to any Awards
                                --------------
which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued upon the exercise of the Share Option.

     2.3  CHARACTER OF SHARES.  Shares delivered under the Plan may be
          -------------------
authorized and unissued Shares or Shares acquired by the Company, or both.

                                   ARTICLE 3

                        ELIGIBILITY AND ADMINISTRATION

     3.1  AWARDS TO EMPLOYEES AND TRUST MANAGERS.
          --------------------------------------

          (a) Participants who receive Options under Articles 4 and 5 hereof ("Optionees"), Share Purchase Awards under Article 6, Restricted Share
       ---------
     Awards under Article 7, Unrestricted Share Awards under Article 8, Share Appreciation Rights under Article 9, Performance Awards under Article 10, Dividend Equivalent Rights under Article 11 or Other Awards under Article 12 hereof (in either case, a "Participant") shall consist of employees and
                                   -----------
     Trust Managers (hereinafter defined) of the Company or any of its subsidiaries or affiliates and certain persons or entities who or which are engaged by the Company to render consulting services to the Company or its Subsidiaries or affiliates ("Consultants"), as the Board of Trust Managers
                                  -----------
     of the Company (the "Board") or the Committee (hereinafter defined) shall
                          -----
     select from time to time. The Board's or the Committee's designation of an Optionee or Participant in any year shall not require the Board or the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Board or the Committee to include such Optionee or Participant under other portions of the Plan.

          (b) No Option which is intended to qualify as an "incentive share option" may be granted to any employee, Trust Manager or Consultant who, at the time of such grant, owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted.

     3.2  ADMINISTRATION.
          --------------

          (a) The Plan shall be administered by the Board or a committee (the "Committee") consisting of the Executive Compensation Committee, or such
      ---------
     other Trust Managers as may be appointed from time to time by the Board, provided that the Committee will consist of not fewer than two Trust Managers each of whom will be a "Non-Employee Director" within the meaning of and to the extent required by Rule 16b-3 (or any successor rule) of the Exchange Act; who is also an "outside director" as required pursuant to Section 162(m) of the Code and such regulations as may be promulgated thereunder.

          (b) Each of the Board and the Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

          (c) Subject to the provisions of the Plan, the Board or the Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Trust Managers, officers, employees, Optionees and Participants.


                                   ARTICLE 4

                                    OPTIONS

     4.1  GRANT OF OPTIONS.  The Board or the Committee shall determine, within
          ----------------
the limitations of the Plan, the Trust Managers, employees and Consultants of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options;" provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

     All Options granted pursuant to this Article 4 and Article 5 herein shall be authorized by the Board or the Committee and shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing
                          -----------------------
such terms and conditions as the Board or the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 and Article 5 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

     4.2  OPTION PRICE.  Subject to SECTION 3.1(b), the option price per each
          ------------              --------------
Share purchasable under any "incentive stock option" granted pursuant to this
Article 4 and any "nonqualified stock option" granted pursuant to Article 5 herein shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per share of each Share purchasable under any "nonqualified stock option" granted pursuant to this Article 4 shall be such amount as the Board or the Committee shall determine at the time of the grant of such Option.

     4.3  OPTION EXERCISE LOANS.  The Board or the Committee may determine that
          ---------------------
an Optionee may pay all or a portion of the purchase price of Shares being purchased by an Optionee pursuant to the exercise of an Option through a loan made by the Company to the Optionee (an "Option Exercise Loan") as set forth in
                                         --------------------
this Article 4.

     4.4  TERMS OF OPTION EXERCISE LOANS.
          ------------------------------

          (a) Option Exercise Loan. Each Option Exercise Loan shall be evidenced by a promissory note of the Optionee. The term of the Option Exercise Loan shall be a period not to exceed ten years, as determined by the Board or the Committee, and the proceeds of the Option Exercise Loan shall be used exclusively by the Optionee for purchase of Shares from the Company at a purchase price equal to the option price set forth in the Optionee's Share Option Agreement.

          (b) Interest on Option Exercise Loan. An Option Exercise Loan shall bear interest at such rate as the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Board or the Committee shall determine shall be incorporated into the promissory note evidencing the Option Exercise Loan.

     4.5  SECURITY FOR OPTION EXERCISE LOAN.
          ---------------------------------

          (a) Stock Power and Pledge. Option Exercise Loans granted to Optionees shall be secured by a pledge of the Shares acquired pursuant to the exercise of the Option. Such pledge shall be evidenced by a pledge agreement (the "Option Exercise Pledge Agreement") containing such terms
                     --------------------------------
     and conditions as the Board or the Committee shall determine. Option Exercise Loans may be recourse, or partially recourse or non-recourse with respect to an Optionee, as the

     Board or the Committee shall determine. The share certificates for the Shares purchased by an Optionee with an Option Exercise Loan shall be issued in the Optionee's name, but shall be held by the Company as security for repayment of the Optionee's Option Exercise Loan together with a stock power executed in blank by the Optionee (the execution and delivery of which by the Optionee shall be a condition to the issuance of the Shares). The Optionee shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares.

          (b) Release and Delivery of Share Certificates During the Term of the Option Exercise Loan. On each anniversary date of an Option Exercise Loan, the Company may release and deliver to each Optionee certificates for Shares purchased by an Optionee with an Option Exercise Loan, in such amounts and on such terms and conditions as the Board or the Committee shall determine, which shall be set forth in the Option Exercise Pledge Agreement.

          (c) Release and Delivery of Share Certificates Upon Repayment of the Option Exercise Loan. The Company shall release and deliver to each Optionee certificates for the Shares purchased by the Optionee with an Option Exercise Loan and then held by the Company at such time as the Optionee has paid or otherwise satisfied in full the balance of the Option Exercise Loan and any accrued but unpaid interest thereon. In the event the balance of the Option Exercise Loan is not repaid, forgiven or satisfied on (i) the date repayment of the Option Exercise Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such later date as the Board or the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Option Exercise Pledge Agreement.

     4.6  TERMINATION OF SERVICE.
          ----------------------

          (a) Forgiveness of Loans. In the event of an Optionee's termination of service by reason of death, Disability (as hereinafter defined) or by the Company without "cause", or in the event of a "change of control", the Board or the Committee shall have the right (but shall not be required) to forgive all or any portion of the remaining unpaid principal amount of the Option Exercise Loan in whole or in part as of the date of such occurrence; provided that, in the event of death or Disability, the Company is able to obtain key man life insurance or other insurance coverage to satisfy or offset the amount of such forgiven indebtedness. "Change of Control" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Option Exercise Loan.

          (b) Acceleration of Loans. In the event of the termination of an Optionee's service by Optionee without "good reason" (as defined in the promissory note evidencing The Option Exercise Loan) or by the Company with "cause", the Optionee shall repay to the Company the entire balance of the Option Exercise Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable on the thirtieth (30th) day following the date of such termination.

     4.7  RESTRICTIONS ON TRANSFER.  No Shares purchased by an Optionee with an
          ------------------------
Option Exercise Loan may be pledged (other than to the Company pursuant to
SECTION 4.5 above), sold, assigned or transferred (other than by will or by the
-----------
laws of descent and distribution) until the repayment in full of all principal and accrued interest due and payable with respect to the Option Exercise Loan.

     4.8  SHAREHOLDER APPROVAL.  To the extent shareholder approval of this Plan
          --------------------
is required by Section 422 of the Code, no individual shall be granted a Share Option intended to qualify as an "incentive stock option" unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Share Options or to change the class of employees eligible to receive Share Options, no individual shall be granted an Share Option intended to qualify as an "incentive stock option" unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment. In no event shall any individual be granted a Share Option intended to qualify as an incentive stock option" after the expiration of ten (10) years from the date this Plan is adopted or is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).

     4.9  OTHER PROVISIONS.  Options granted pursuant to this Article 4 shall be
          ----------------
made in accordance with the terms and provisions of Article 13 hereof and any other applicable terms and provisions of the Plan.


                                   ARTICLE 5

                                RELOAD OPTIONS

     5.1  AUTHORIZATION OF RELOAD OPTIONS.  Concurrently with the award of any
          -------------------------------
Option (such Option hereinafter referred to as the "Underlying Option") to any
                                                    -----------------
Optionee in the Plan, the Board or the Committee may grant one or more reload options (each, a "Reload Option") to such Optionee to purchase for cash or
                  -------------
Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company for payment of the exercise price of the Underlying Option, and (ii) to the extent authorized by the Board or the Committee, the number of Shares used to pay or satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 5, as the Board or the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. The grant of a Reload Option will become effective upon the exercise of an Underlying Option or Reload Option by delivering to the Company Shares held by the Optionee. Notwithstanding the fact that any Underlying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

     5.2  RELOAD OPTION AMENDMENT.  Each Share Option Agreement shall state if
          -----------------------
the Board or the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

     5.3  RELOAD OPTION PRICE.  The option price per Share deliverable upon the
          -------------------
exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

     5.4  TERM AND EXERCISE.  Each Reload Option shall be exercisable no later
          -----------------
than the time when the underlying Share Option being exercised could be last exercised. The Committee or the Board may also specify additional terms, conditions and restrictions for the Reload Options and the Shares to be acquired upon the exercise thereof.

     5.5  TERMINATION OF EMPLOYMENT.  No additional Reload Options shall be
          -------------------------
granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's service.

     5.6  APPLICABILITY OF OTHER SECTIONS.  Except as otherwise provided in this
          -------------------------------
Article 5, the provisions of Article 13 applicable to Options shall apply equally to Reload Options.

                                   ARTICLE 6

                             SHARE PURCHASE AWARDS

     6.1  GRANT OF SHARE PURCHASE AWARD.  The term "Share Purchase Award"
          -----------------------------
means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to the Participant (a "Purchase Loan") as set
                                                          -------------
forth in this Article 6.  All Share Purchase Awards granted pursuant to this
Article 6 shall be authorized by the Board or the Committee and shall be evidenced in writing by share purchase agreements ("Share Purchase Agreements")
                                                    -------------------------
in such form and containing such terms and provisions as are not inconsistent with the terms of the Plan.

     6.2  TERMS OF PURCHASE LOANS.
          -----------------------

          (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period not to exceed ten years, as determined by the Board or the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the closing price on the New York Stock Exchange on the date of the grant of the Share Purchase Award or such other purchase price as shall be specified by the Board or the Committee.

          (b) Interest on Purchase Loan. A Purchase Loan shall bear interest at such rate as the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Board or the Committee shall determine. Those terms and provisions as the Board or the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

     6.3  SECURITY FOR LOANS.
          ------------------

          (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Purchase Loan Pledge Agreement") containing such terms and conditions as
      ------------------------------
     the Board or the Committee shall determine. Purchase Loans may be recourse, partially recourse or non-recourse with respect to a Participant. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the share certificates). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares.

          (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. On each anniversary date of a Purchase Loan, the Company may release and deliver to each Participant certificates for Shares purchased by a Participant with a Purchase Loan, in such amounts and on such terms and conditions as the Board or the Committee shall determine, which shall be set forth in the Purchase Loan Pledge Agreement.

          (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company at such time as the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or satisfied on (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such later date as the Board or the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall foreclose upon, retain or sell those Shares then held by the Company in accordance with the Purchase Loan Pledge Agreement.

     6.4  TERMINATION OF SERVICE.
          ----------------------

          (a) Forgiveness of Loans. In the event of a Participant's termination of service to or employment by the Company as a result of death, Disability or by the Company without "cause", or in the event of a "change of control", the Board or the Committee shall have the right (but shall not be required) to forgive the remaining unpaid principal amount of the Purchase Loan in whole or in part as of the date of such occurrence; provided that, in the event of death or Disability, the Company is able to obtain key man life insurance or other insurance coverage to satisfy or offset the amount of such forgiven indebtedness. "Change of Control"and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

          (b) Acceleration of Loans. In the event of the termination of Participant's service to or employment with the Company by the Participant without "good reason" (as defined in the promissory note evidencing the Purchase Loan) or by the Company with "cause", the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable as of the thirtieth (30th) day following the date of such termination.

     6.5  RESTRICTIONS ON TRANSFER.  No Share Purchase Award or Shares purchased
          ------------------------
through such an Award may be pledged (other than to the Company as contemplated by SECTION 6.3 above), sold, assigned or transferred (other than by will or by
   -----------
the laws of descent and distribution) until the repayment in full of all principal and accrued interest due and payable with respect to the Purchase Loan or such later date as may be determined by the Board or the Committee and specified in the Share Purchase Agreement, the Purchase Loan or the Purchase Loan Pledge Agreement.


                                   ARTICLE 7

                               RESTRICTED AWARDS

     7.1  RESTRICTED SHARE AWARDS.
          -----------------------

          (a) A grant of Shares made pursuant to this Article 7 is referred to as a "Restricted Share Award." The Board or the Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares referred to herein as the "Restricted Shares"). The terms of any
                                -----------------
     Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain
                           --------------------------
     provisions determined by the Board or the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

          (b) Issuance of Restricted Shares. As soon as practicable on or after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company Shares, registered in the name of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 7 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may, in the discretion of the Committee, be held in custody by the Company or its designee and shall bear a restrictive legend describing the applicable restrictions, terms and conditions.

          (c) Shareholder Rights. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in SECTIONS 7.1(a) and (b), the Participant shall
                              ---------------     ---
     become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

          (d) Restriction on Transferability. Except as may be agreed in writing by the Company, none of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

          (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Board or the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of SECTION 15.1, the Company shall deliver to
                                    ------------
     the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.2  ISSUANCE OF RESTRICTED STOCK IN LIEU OF TRUST MANAGER FEES.  The Board
          ----------------------------------------------------------
or the Committee may award to any Trust Manager who is not also an employee of the Company or any direct or indirect subsidiary of the Company (an "Independent
                                                                     -----------
Trust Manager") all or any portion of the fees payable to such Independent Trust
-------------
Manager in Restricted Shares having a Fair Market Value equal to 150% of the amount of such fees payable to such Trust Manager, valued on the date of grant or such other date as may be set by the Board or the Committee. Such Restricted Shares may be issued to any Independent Trust Manager as of the date the Trust Manager fees would otherwise be payable in cash or as soon thereafter as practicable. Such issuance of Restricted Shares shall be made upon such terms, conditions and procedures as the Board or the Committee may establish from time to time.

     7.3  TERMS OF RESTRICTED SHARES.
          --------------------------

          (a)  Forfeiture of Restricted Shares.  Subject to SECTION 7.3(b), all
                                                           --------------
     Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant satisfies the requirements of the Restricted Share Agreement which may include requirements for continuation of service, performance, etc. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

          (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 7 to the contrary, the Board or the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (which may include the death, disability or retirement of the Participant, or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Board or the Committee shall deem appropriate.


                                   ARTICLE 8

                           UNRESTRICTED STOCK AWARDS

     8.1  GRANT OR SALE OF UNRESTRICTED STOCK.  The Board or the Committee may,
          -----------------------------------
in its sole discretion, grant (or sell at a purchase price determined by the Board or the Committee) to any Participant Shares, which may be free of any restrictions ("Unrestricted Shares") under the Plan (an "Unrestricted Share
               -------------------                       ------------------
Award").  The terms of amy Unrestricted Share Award granted under this Plan
-----
shall be set forth in a written agreement (an "Unrestricted Share Award") which
                                               ------------------------
shall contain provisions determined by the Committee and Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such employee.

     8.2  RESTRICTIONS ON TRANSFERS.  The right to receive Unrestricted Shares
          -------------------------
on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

                                   ARTICLE 9

                           SHARE APPRECIATION RIGHTS

     9.1  GRANTS.  The Committee or the Board may, in its sole discretion,
          ------
grant to any Participant a Share Appreciation Rights which may be either Non-Tandem Share Appreciation Rights or Tandem Share Appreciation Rights. "Share Appreciation Right" shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Share Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Share Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Share Appreciation Right). A Share Appreciation Right may be granted in connection with the award of a Share Option (a "Tandem Share Appreciation Right"), granted alone and not in
           -------------------------------
connection with the award of a Share Option (a "Non-Tandem Share Appreciation
                                                -----------------------------
Right") or a "Limited Share Appreciation Right" as defined in SECTION 9.4 below.
-----                                                         -----------
Share Appreciation Rights shall be subject to such terms and conditions as the Committee or the Board shall impose. The terms of any award of Non-Tandem Share Appreciation Rights or Tandem Share Appreciation Rights will be set forth in a written agreement (a "SAR Award Agreement"). The grant of the Share
                      -------------------
Appreciation Right may provide that the holder will be paid for the value of the Share Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee or the Board. In the event of the exercise of a Share Appreciation Right payable in Shares, the holder of the Share Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Share Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise and the per share exercise price of the related Share Option, or (b) in the case of a Non-Tandem Share Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise and the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Share Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee or the Board, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Share Appreciation Right, but any such limitation shall be specified at the time that the Share Appreciation Right is granted.

     9.2  EXERCISABILITY.  A Tandem Share Appreciation Right granted in
          --------------
connection with a Share Option which is intended to qualify as an "incentive stock option" (i) may be exercised at, and only at, the times and to the extent the related incentive stock option is exercisable, (ii) will expire upon the termination of the related incentive stock option, (iii) may not exceed 100% of the difference between the exercise price of the related incentive stock option and the Fair Market Value of the Shares subject to the related incentive stock option at the time the Tandem Share Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related incentive stock option exceeds the exercise price of the related incentive stock option. A Tandem Share Appreciation Right may be transferred at, and only at, the times and to the extent the related Share Option is transferable. If a Tandem Share Appreciation Right is granted, there shall be surrendered and cancelled from the related Share Option at the time of exercise of the Tandem Share Appreciation Right, in lieu of exercise pursuant to the related Share Option, that number of Shares as shall equal the number of Shares as to which the Tandem Share Appreciation Right shall have been exercised.

     9.3  CERTAIN LIMITATIONS ON NON-TANDEM SHARE APPRECIATION RIGHTS.  A
          -----------------------------------------------------------
Non-Tandem Share Appreciation Right will be exercisable as provided by the Committee or the Board and will have such other terms and conditions as the Committee or the Board may determine. A Non-Tandem Share Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as Share Options.

     9.4  LIMITED SHARE APPRECIATION RIGHTS.  The Committee or the Board
          ---------------------------------
may, in its sole discretion, grant "Limited Share Appreciation Rights," either as Tandem Share Appreciation Rights or Non-Tandem Share Appreciation Rights. Limited Share Appreciation Rights will become exercisable only upon the occurrence of a Change in Control (as defined in the operative Award Agreement or, if not therein defined, as defined herein) or such other event as the Committee or the Board may designate at the time of grant or thereafter.


                                  ARTICLE 10

                              PERFORMANCE AWARDS

     10.1 GRANTS.  The Board or the Committee may, in its sole discretion,
          ------
grant to any Participant Shares or rights based upon, payable in or otherwise related to, Shares (including Restricted Shares) or cash, as the Committee or Board may determine, at the end of a specified period established by the Board or the Committee (a "Performance Award"). A Performance Award may consist of
                     -----------------
either or both of (i) the right to receive Shares or Restricted Shares, or any combination thereof as the Committee or the Board may determine ("Performance
                                                                  -----------
Shares"), or (ii) the right to receive a fixed dollar amount payable in Shares,
------
Restricted Shares, cash or any combination thereof, as the Committee or the Board may determine ("Performance Units"). The Committee or the Board may grant
                      -----------------
Performance Awards to any Participant for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee or the Board, in its sole discretion. The terms and conditions of Performance Awards shall be set forth in a written agreement (a "Performance
                                                                    -----------
Award Agreement") and may include provisions establishing the performance
---------------
period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof) and whether Performance Awards are forfeited or vest upon termination of employment or the occurrence of other events during a performance period. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee or the Board.

     10.2 TERMS AND CONDITIONS.  Performance Awards may be valued by
          --------------------
reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee or the Board, in its sole discretion, including, but not limited to, achievement of specific financial, cost or earnings performance objectives that the Committee or the Board believes to be relevant or the Company's performance or the performance of the Common Shares measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the employ of the Company or one of its subsidiaries for a specified period. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all as shall be set forth in the Performance Award Agreement.


                                  ARTICLE 11

                          DIVIDEND EQUIVALENT RIGHTS

     The Committee or the Board may, in its sole discretion, grant to any Participant the right (a "Dividend Equivalent Right") to receive payments based
                          -------------------------
upon the cash dividends that would have been paid on a specified number of Shares if such number of Shares were held by the Participant on the record date for determining shareholders to whom dividends are payable. Dividend Equivalent Rights may be awarded either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified in an agreement (the "Dividend Equivalent Award Agreement") which
                                -----------------------------------
evidences such Award. The Dividend Equivalent Award Agreement may specify that the Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award.

A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.


                                  ARTICLE 12

                                 OTHER AWARDS

     The Committee or the Board may, in its sole discretion, grant to any Participant other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee or the Board, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee or the Board, in its sole discretion.


                                  ARTICLE 13

                        GENERALLY APPLICABLE PROVISIONS

     13.1 OPTION PERIOD.  Subject to SECTION 3.1(b), the period for which
          -------------              --------------
an Option is exercisable shall not exceed ten (10) years from the date such Option is granted. After the Option is granted, the option period may not be reduced.

     13.2 FAIR MARKET VALUE.  If the Shares are listed or admitted to
          -----------------
trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the average of the high and low price of the shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"),
                                                                      ------
traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board or the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Board or the Committee acts to grant the Option or such later date as the Board or the Committee shall specify.

     13.3 EXERCISE OF OPTIONS.  Options granted under the Plan shall be
          -------------------
exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, as provided in SECTIONS 13.5 and 13.6 hereof)
                                                 -------------     ----
as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Board or the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Board or the Committee, (iii) with the consent of Board or the Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Board or the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii). Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board or the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board or the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

     13.4 TERMINATION OF SERVICE.  If the service of the Optionee is
          ----------------------
terminated for any reason other than (1) Disability of the Optionee, (2) death of the Optionee, or (3) for "cause" (as defined in the applicable Share Option Award Agreement or, if not so defined, as determined by the Board or the Committee in its sole and absolute discretion), an Option (whether or not exercisable on the date of such termination) shall be exercisable by the Optionee at any time prior to the expiration of the Option or, in the case of an Option which is an incentive share option, within three (3) months after the date of such termination of service, whichever is the shorter period. Notwithstanding the foregoing provisions, with respect to Share Options intended to qualify as incentive stock options, in the event such Options are not exercised by the Optionee within three (3) months after termination of service in accordance with this SECTION 13.4, a Share Option Agreement may provide that the Optionee may
     ------------
still exercise his Option at any time prior to the expiration of the Option, but such Option shall be deemed to be a nonqualified stock option.

     13.5  DEATH.  If the Optionee dies while employed by the Company or
           -----
any of its subsidiaries or affiliates or during his term as a Trust Manager of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms; provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death; provided further, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in SECTION 3.1(b)(ii) or 13.1 above.
                                               ------------------    ----

     13.6  DISABILITY.  If the Optionee's service is terminated by reason
           ----------
of the Optionee's Disability, an Option (whether or not exercisable on the date of the Optionee's termination of service by reason of Disability) shall be exercisable by the Optionee at any time prior to the expiration of the Option or, in the case of an Option which is an incentive share option, within twelve
(12) months after the date of such termination of service, whichever is the shorter period. Notwithstanding the foregoing provisions, with respect to incentive stock options, in the event such Options are not exercised by the Optionee within twelve (12) months after the date of termination of service in accordance with this SECTION 13.6, a Share Option Agreement may provide that the
                     ------------
Optionee may still exercise his Option at any time prior to the expiration of the Option, but such Option shall be deemed to be a nonqualified stock option. As used herein, the term "Disability" shall have the meaning set forth in the applicable Share Option or other Award Agreement, or, if not so defined therein, shall mean the determination by the Board or the Committee, upon the advice of an independent qualified physician, that the Participant has become physically or mentally incapable of performing his or her duties and such disability has disabled the Participant for a consecutive period of one-hundred and eighty
(180) days. The determination of whether or not an Optionee's service is terminated by reason of Disability shall be in the sole and absolute discretion of the Board or the Committee.

     13.7  AMENDMENT AND TERMINATION OF THE PLAN.  Notwithstanding anything
           -------------------------------------
contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

     13.8  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  In the event that a
           ------------------------------------------
dividend payable in Shares of the Company or a share split shall be hereinafter declared upon the Common Shares of the Company, the number of Shares then subject to any Award hereunder and the number of Shares reserved for issuance pursuant to the Plan but not yet covered by an Award shall be adjusted by adding to each such Share the number of shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining the shareholders entitled to receive such share dividend or share split. In the event that the outstanding Shares of the Company shall be changed into or exchanged for a different number or kind of shares of beneficial interest or other securities of the Company or of another corporation, whether through reorganization, recapitalization, share split, combination of shares, merger, consolidation, combination, spin-off, repurchase or exchange of Shares then there shall be substituted for each Share subject to any such Award and for each Share reserved for issuance pursuant to the Plan but not yet covered by an Award, the number and kind of shares of beneficial interest or other securities into which each outstanding Common Share shall be so changed or for which each such Share shall be exchanged. In the event there shall be any change, other than as specified above in this SECTION 13.8, in the number or kind of
                                ------------
outstanding Common Shares of the Company or of any shares of beneficial interest or other securities into which Common Shares shall have been changed or for which they shall have been exchanged, then if the Board or the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Award and of the Shares then subject to an Award or Awards, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each Award Agreement. In the case of any such substitution or adjustment as provided for in this Section, the option or purchase price in each Award Agreement for each Share covered thereby prior to such substitution or adjustment will be the option or purchase price for all shares of beneficial interest or other securities which shall have been substituted for such Share or to which such adjustment provided for in this SECTION 13.8 shall be made, in accordance with
                                ------------
Section 424(a) of the Code.  No adjustment or substitution provided for in this
SECTION 13.8 shall require the Company
------------
pursuant to any Award Agreement to sell a fractional Share, and the total substitution or adjustment with respect to each Award Agreement shall be limited accordingly.

     13.9  ACCELERATION.  A "Change in Control" for purposes of this Plan
           ------------
shall mean the occurrence of any of the following events: (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than any employee benefit plan sponsored by the Company, becomes the "beneficial owners," as such term is used in Section 13 of the Exchange Act, of thirty percent (30%) or more of the Common Shares of the Company issued and outstanding immediately prior to such acquisition; (ii) any Common Shares of the Company are purchased pursuant to a tender or exchange offer other than an offer by the Company; or (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than Options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring corporation.

          (a) Change of Control With Provision Being Made Therefor. If provision be made in writing in connection with a Change of Control for the assumption and continuance of any Award granted under the Plan, or the substitution for such Award of a new option or other security covering the shares of the successor employer corporation, with appropriate adjustment as to number and kind of shares and prices, the Award granted under the Plan, or the new Award substituted therefor, as the case may be, shall continue in the manner and under the terms provided.

          (b) Change of Control Without Provision Being Made Therefor. In the event provision is not made in connection with a Change of Control for the continuance and assumption of any Award granted under the Plan or for the substitution of any Award covering the shares of the successor employer corporation, then, subject to the $100,000 annual limitation with respect to any Share Options intended to qualify as "incentive stock options," the holder of any such Option shall be entitled, prior to the effective date of any such Change of Control, to purchase the full number of shares not previously exercised under such Award, without regard to the periods of exercisability of such Option established by the Committee and set forth in the Award Agreement evidencing such Option if (and only if) such Option has not at that time expired or been terminated and any other requirements for purchase or exercise set forth in the Award Agreement have been satisfied, failing which purchase, any unexercised portion of the Option shall continue to be exercisable during the remaining term thereof, except as otherwise provided in the Award Agreement granting the Option.

           (c) All adjustments under this Section shall be made by the Board or the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive for all purposes of the Plan and of each Award Agreement.

     13.10 AMENDMENTS AND ADJUSTMENTS TO AWARDS.  The Committee or the Board
           ------------------------------------
may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, (i) to change the date or dates as of which and/or the terms and conditions pursuant to which (A) a Share Option becomes exercisable or (B) a Performance Award is deemed earned,
(ii) to amend the terms of any outstanding Award to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (iii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as the Committee or the Board determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee or the Board may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in SECTION 13.8 or 13.9 hereof) affecting the Company, or the
             ------------    ----
financial statements of the Company or any affiliates, or of changes in applicable laws, regulations or accounting principles, whenever the Committee or the Board determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Any provision of this Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee or the Board may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this SECTION 13.10 shall be made by the Committee or the Board in
                 -------------
its sole discretion.

     13.11 QUALIFICATION OF THE PLAN.  This Plan is not intended to be, and
           -------------------------
shall not be, qualified under Section 401(a) of the Code.

                                  ARTICLE 14

                                FORMULA AWARDS

     14.1  GRANTS OF FORMULA SHARE OPTION AWARDS.  Annually in May of each
           -------------------------------------
year (following the Company's annual meeting of shareholders) so long as Shares remain available for Award hereunder, the Company shall make, an Award granting to each such non-employee Trust Manager Options to acquire 10,000 Shares at a price equal to the Fair Market Value on the date of the Award.


                                  ARTICLE 15

                                 MISCELLANEOUS

     15.1  TAX WITHHOLDING.  The Company shall notify an Optionee or
           ---------------
Participant of any income tax withholding requirements arising as a result of the grant of any Award, exercise of an Option or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant to pay such withholding taxes. If the Optionee or Participant shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations.

     15.2  RIGHT OF DISCHARGE RESERVED.  Nothing in the Plan nor the grant
           ---------------------------
of an Award hereunder shall confer upon any officer, Trust Manager, Consultant or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such employee, Trust Manager, Consultant or other individual at any time for any reason. Except as specifically provided by the Board or the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee, Trust Manager or Consultant.

     15.3  NATURE OF PAYMENTS.  All Awards made pursuant to the Plan are in
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consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes

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

a special incentive payment to the Optionee or Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Trust Managers or directors of the applicable subsidiary or affiliate of the Company.

     15.4  INDEMNIFICATION OF COMMITTEE.  The Company shall indemnify each
           ----------------------------
present and future member of the Board or the Committee against, and each member of the Board or the Committee shall be entitled, without further act on his part, to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be a member of the Board or the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board or the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board or the Committee or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit, or proceeding, such Board or Committee member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee shall be entitled as a matter of law, contract, or otherwise.

     15.5  SEVERABILITY.  If any provision of the Plan shall be held
           ------------
unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the

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

maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     15.6  GENDER AND NUMBER.  In construing the Plan, any masculine
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terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

     15.7  GOVERNING LAW.  The Plan and all determinations made and actions
           -------------
taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Texas and construed accordingly and the Plan shall be deemed to be performable in Dallas County, Texas.

     15.8  TERMINATION OF PLAN.  Awards may be granted under the Plan at
           -------------------
any time and from time to time on or prior to January 13, 2007, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

     15.9  CAPTIONS.  The captions in this Plan are for convenience of
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reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

     15.10 EFFECTIVE DATE.   The effective date of the Plan shall be
           --------------
January 13, 1997.

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